UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                          May 17, 2011 (May 12, 2011)
                          ---------------------------

                                 PrepaYd, Inc.
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             (Exact name of registrant as specified in its charter)

          Nevada                     000-53270                 76-0222016
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(State or other jurisdiction   (Commission File Number)    (I. R. S. Employer
     of incorporation)                                     Identification No.)

     20271 S.W. Acacia Street #200, Newport Beach CA     92660
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(Address of principal executive offices)     (Zip Code)

Issuer's telephone number, including area code   877-237-6260 x 110
                                               --------------------

                          Prepaid Card Holdings, Inc.
                  18500 Von Karman, Suite 530 Irvine, CA92612
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 12, 2011, Prepaid Card Holdings, Inc. (the "Company") changed its name to PrepaYd, Inc. The Company filed the Amendment to its Articles of Incorporation with the State of Nevada on May 9, 2011 with a post-effective date of May 12, 2011. The purpose of the name change is to match the Company's new brand, "PrepaYd", and to reflect the expansion of the Company's business plan to provide additional prepaid products besides prepaid debit cards.

The name change is not in connection with any acquisition, merger, reorganization, or other change of control of the Company. Other than expansion into additional prepaid products, the business of the Company will remain the same. The Company's symbol, "PPDC.pk" will also remain the same.

ITEM  8.01.  OTHER  EVENTS

On May 15, 2011, the Company issued the press release included herein as Exhibit 99.1

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

The  following  are  included  herein as Exhibits to this Current Report on Form
8-K:

No.  Description
---- ---------------------------------------------------------------------------
3.1 Articles of Amendment of PrepaYd, Inc. (f.k.a. Prepaid Card Holdings, Inc.) filed May 9, 2011 and effective May 12, 2011.

99.1 Press Release dated May 15, 2011.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PREPAYD, INC.
                                            (f.k.a. Prepaid Card Holdings, Inc.)
                                            (Registrant)

Dated: May 17, 2011                         By: \s\ Bruce A. Berman
                                            ------------------------------------
                                            Bruce A. Berman
                                            Chief Executive Officer